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                                                                   EXHIBIT 10.0

                                AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

     This Amendment No. 2 (this "Amendment"), dated as of March 31, 1996, between Perkins Restaurants Operating Company, L.P. (the "Borrower"), Perkins Family Restaurants, L.P. ("PFR"), each a Delaware limited partnership, The First National Bank of Boston ("FNBB"), a national banking association, The Bank of Tokyo, Ltd., Atlanta Agency, a Georgia agency of a Japanese banking corporation ("BOT"), First American National Bank ("FANB"), a national banking association (FNBB, BOT, and FANB collectively referred to herein as the "Banks"), and The First National Bank of Boston, as agent for the Banks (the "Agent"), amends the Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 29, 1994, between the Borrower, the Banks and the Agent (as amended and in effect from time to time, the "Credit Agreement").

     WHEREAS, the Borrower and PFR have requested that the Banks amend the definition of "Fixed Charge Coverage Ratio" set forth in the Credit Agreement; and the Banks have agreed to so amend the Credit Agreement upon the terms and conditions set forth herein; and

     WHEREAS, capitalized terms used and not defined herein shall have the meanings ascribed thereto in, or pursuant to the terms of, the Credit Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

     Section 1. Amendment to Credit Agreement. Section 1 of the Credit Agreement is hereby amended by deleting the definition of "Fixed Charge Coverage Ratio" set forth therein in its entirety and substituting in lieu thereof the following definition:

           "Fixed Charge Coverage Ratio. For any period, the ratio of (a) the sum of Consolidated Net Income for such period plus Interest Expense for such period plus federal, state, local and foreign, income and franchise taxes paid or accrued by PFR and its Subsidiaries as an expense for such period plus depreciation and amortization for such period plus Rental Expense for such period plus non-cash charges relating to Financial Accounting Standards Board Statement No. 121 deducted in the calculation of Consolidated Net Income for such period to (b) the sum of Interest Expense for such period plus Rental Expense for such period."


      Section 2. Affirmation and Acknowledgment of the Borrower and PFR.

      Section 2.1 The Borrower. The Borrower hereby ratifies and confirms all of its Obligations to the Agent and the Banks and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Obligations and all other amounts due under the Credit Agreement and the other Loan Documents, in each case as amended hereby.





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     Section 2.2 PFR.  PFR hereby ratifies and confirms all of its Obligations to the Banks and the Agent and hereby affirms its unconditional and irrevocable guaranty of the Guaranteed Obligations under the Credit Agreement, as amended hereby.

     Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by the Borrower, PFR, the Banks and the Agent, in form and substance satisfactory to the Agent.

     Section 4. Representations and Warranties. The Borrower and PFR hereby represent and warrant to the Banks as follows:

           (a) The representations and warranties of the Borrower and PFR contained in the Credit Agreement, as amended hereby, were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements referred to therein shall be the financial statements of the Borrower and PFR most recently delivered to the Banks, and except as such representations and warranties are affected by the modifications contemplated hereby;

           (b) The execution, delivery and performance by the Borrower and PFR of this Amendment and the consummation of the transactions contemplated hereby: (i) are within the partnership powers of the Borrower and PFR and have been duly authorized by all necessary action by the General Partner on behalf of the Borrower and PFR, (ii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which the Borrower or PFR is named, or any provision of the Partnership Documents, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which the Borrower or PFR is a party or by which they or any of their properties are bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on the Borrower, PFR and their subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of the Borrower or PFR; and

           (c) This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and PFR, enforceable against the Borrower and PFR in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

     Section 5. Miscellaneous Provisions.



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     Section 5.1 Credit Agreement in Effect.  Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

     Section 5.2 Governing Law. THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     Section 5.3 Counterparts. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     Section 5.4 Costs and Expenses The Borrower agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with this Amendment (including reasonable legal fees).


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     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first set forth above.


                                 PERKINS RESTAURANTS OPERATING
                                 COMPANY, L.P.
                                 By:  PERKINS MANAGEMENT COMPANY,
                                      INC., its General Partner

                                 By:
                                    ---------------------------------
                                 Title:
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                                 PERKINS FAMILY RESTAURANTS, L.P.
                                 By:    PERKINS MANAGEMENT COMPANY,
                                 INC., its General Partner



                                 By:
                                    ---------------------------------
                                 Title:
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                                 THE FIRST NATIONAL BANK OF BOSTON,
                                 for itself and as Agent



                                 By:
                                    ---------------------------------
                                 Title:
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                                 THE BANK OF TOKYO, LTD., Atlanta
                                     Agency


                                 By:
                                    ---------------------------------
                                 Title:
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                                 FIRST AMERICAN NATIONAL BANK


                                 By:
                                    ---------------------------------
                                 Title:
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